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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 19, 2002

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                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                        1-16455                                 76-0655566
         (State or other jurisdiction                     (Commission File Number)                        (IRS Employer
              of incorporation)                                                                        Identification No.)

                1111 LOUISIANA
                HOUSTON, TEXAS                                                                                77002
   (Address of principal executive offices)                                                                (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

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                                TABLE OF CONTENTS


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro Forma Financial Information.

         99.1    Unaudited Pro Forma Condensed Consolidated Financial Statements




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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RELIANT RESOURCES, INC.

Date: April 22, 2002                          By:     /s/ MARY P. RICCIARDELLO
                                                  ------------------------------
                                                      Mary P. Ricciardello
                                                      Senior Vice President and
                                                      Chief Accounting Officer




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                                  EXHIBIT INDEX

Exhibit
Number                         Exhibit Description
------                         -------------------

 99.1          Unaudited Pro Forma Condensed Consolidated Financial Statements



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